FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                     Date of Report:  September 24, 2004
                        (Date of Earliest Event Reported)

                                ADVANCED ID CORPORATION
             (Exact name of registrant as specified in its charter)

      Nevada                   000-24965              46-0439668
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

                      6143 ? 4 Street SE, Suite 14
                       Calgary, Alberta, Canada
                               T2H 2H9
            (Address of principal executive offices (zip code)

                            (403) 264-6300
        (Registrant?s telephone number, including area code)

ITEM  8.01  OTHER EVENTS

On May 26, 2006, Advanced ID Corporation, a South Dakota corporation merged into Advanced ID Corporation, a Nevada corporation, its wholly owned subsidiary, for the sole purpose of changing its corporate domicile from South Dakota to Nevada. The requisite shareholder approval for the change in domicile had been obtained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced ID Corporation


By:      /s/ Dan Finch
         ------------------------
         Dan Finch
         Chief Executive Officer and President


Dated:  May 26, 2006